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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- ------------------------------X                         Jointly Administered
In re
                                            :           Chapter 11
ANDOVER TOGS, INC., et al.,
                                            :           Case No. 96-B-41437(TLB)
                      Debtors.                          through  96-B-41440(TLB)
- ------------------------------X


                        SECOND FINANCING ORDER APPROVING
                     DEBTOR-IN-POSSESSION FINANCING FACILITY


               WHEREAS, on March 19, 1996 (the "Petition Date"), Andover Togs, Inc. ("Andover" or "Debtor"), and three of its wholly-owned subsidiaries, Springdale Fashions, Inc. ("Springdale"), Tortoni Manufacturing Corp. ("Tortoni") and Stonehenge Financial Corp. ("Stonehenge") (collectively the "Debtors") filed voluntary petitions for reorganization pursuant to Chapter 11 of Title 11, United States Code (the "Bankruptcy Code") as debtors and debtors-in-possession; and

               WHEREAS, the Debtors have filed a motion with this Court (the "Motion") for, among other things, authorization, pursuant to Bankruptcy Code SS. 364(c), to enter into a new post-petition financing arrangement with, and obtain debtor-in- possession financing from, Fleet Bank, N.A. f/k/a NatWest Bank, N.A. ("Fleet") and Chemical Bank ("Chemical", and together with Fleet, "Lender"), pursuant to the terms and conditions of (a) that certain post-petition revolving credit and security


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agreement (the "Agreement") and related agreements, (collectively, with the
Agreement, the "Agreements"), substantially in the form annexed as Exhibit "A" hereto, pursuant to which, among other things, the Debtors will grant to Lender liens, mortgages and security interests in substantially all of the Debtors' assets including without limitation the Debtors' accounts, contract rights, inventory, general intangibles, including tax refunds, real property, machinery and equipment as security for all advances under the Agreements as set forth in greater detail below (the "Collateral"), and (b) this Order (collectively, the "Second Financing Arrangement"); and

               WHEREAS, Andover entered into a letter agreement (the "Loan Agreement") with Fleet and Chemical, as successor by merger with Manufacturers Hanover Trust Company, dated February 26, 1990 (which amended, consolidated and restated a letter agreement with Fleet dated August 1, 1988 and accepted August 8, 1988) pursuant to which Lender made loans, issued letters of credit and made other extensions of credit. By letter agreement dated March 15, 1991, Andover and Lender amended the Loan Agreement to extend the credit facility, decrease the amount of availability and otherwise modify the terms; and

               WHEREAS, the obligations of Andover under the Loan Agreement were guaranteed by each of its wholly-owned subsidiaries, Anchor Apparel, Inc. ("Anchor")(1), Springdale,

- -------------------
(1) Anchor is no longer a subsidiary of Andover and is not
                                              (continued...)

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Stonehenge and Tortoni (Anchor, Springdale, Stonehenge
and Tortoni being referred to collectively as the "Guarantors") pursuant to certain Guaranties dated February 26, 1990 (the "Guaranties"). Each of Stonehenge and Springdale also entered into a Subsidiary Security Agreement dated February 26, 1990 (collectively, the "Subsidiary Security Agreements") with Fleet as collateral agent for Lender ("Agent"); and

               WHEREAS, to secure the obligations of Andover under the Loan Agreement, by Amended and Restated Borrower Security Agreement dated February 26, 1990, as amended by Amendment Number One to Amended and Restated Borrower Security Agreement dated March 15, 1991 (the "Borrower Security Agreement"), Andover granted a security interest in (a) all equipment (other than equipment described in a certain Mortgage and Indenture of Trust dated as of April 1, 1989 between the Industrial Development Board of the City of Scottsboro, Alabama and South Trust Bank of Alabama, National Association, as Trustee (the "Scottsboro Indenture")), (b) all accounts receivable arising out of (i) inventory sold or leased by it or one of its subsidiaries or affiliates or (ii) advances or loans to customers and all guaranties and security interests therefor and the proceeds thereof, (c) finished goods imported inventory ("Foreign Inventory") shipped under or pursuant to letters of credit issued by a Lender and all shipping documents, overhead receipts,
- -------------------
(...continued)
one of the Debtors herein.

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policies or certificates of insurance and other documents accompanying drafts,
(d) all chattel paper, instruments, general intangibles, credits, claims, demands and any other obligations for the payment of money, and (e) the proceeds and products thereof; and

               WHEREAS, pursuant to the Subsidiary Security Agreements each of Stonehenge and Springdale granted a security interest in (a) equipment, (b) accounts receivable arising out of (i) inventory sold or leased by it or (ii) advances or loans made by it to customers and all guaranties thereof and security therefor, (c) all chattel paper, instruments, general intangibles, credits, claims, demands and any other obligations for the payment of money, and
(d) the proceeds and products thereof; and

               WHEREAS, pursuant to the Loan Agreement, Andover's ability to obtain loans and other extensions of credit was subject to a Borrowing Base limitation equal to the sum of (1) 85% of Andover's Eligible Receivables (as defined in the May 31, 1995 letter agreement) and (2) the Overadvance as set forth in the May 31, 1995 letter agreement; and

               WHEREAS, on March 8, 1996, Andover entered into a letter agreement (the "New Financing Agreement") with Lender pursuant to which Lender agreed to make loans to Andover of approximately $1,400,000 (the "New Financing"), and Andover agreed to secure its obligations to repay such amounts under the New Financing by granting to Lender additional security interests in its domestic inventory, tax refunds, choses in action,

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trademarks, books and records, documents of title, policies and certificates of insurance, and chattel paper pursuant to that certain agreement entitled Security Interest In Inventory and General Intangibles dated March 8, 1996 (the "Inventory Security Agreement"). To further secure the New Financing, Andover also entered into a Mortgage and Security Agreement dated March 8, 1996 (the "Mortgage and Security Agreement") granting to Lender a mortgage lien on four pieces of real property located in Jackson County, Alabama; and

               WHEREAS, this Court entered the Financing Order Authorizing Borrowing with Priority Over Administrative Expenses and Secured by Liens on Property of the Estate Pursuant to Section 364(c) of the Bankruptcy Code on April 9, 1996 (the "First Financing Order") which provided the Debtors with a post-petition financing arrangement through May 10, 1996; and

               WHEREAS, the Debtors in the First Financing Order confirmed the validity, extent and priority of the liens, security interests and mortgages granted to Lender in assets of the Debtors (the "Prepetition Collateral") pursuant to the Pre- Petition Agreements (as defined herein) including but not limited to (a) the Borrower Security Agreement, (b) the Inventory Security Agreement, (c) the Mortgage and Security Agreement and (d) the Subsidiary Security Agreements (collectively with the Loan Agreement, the Guaranties and the New Financing Agreement, the "Pre-Petition Agreements") to secure repayment of the obligations as defined in the Loan Agreement, the Guaranties and
                                       -5-
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the New Financing Agreement, as well as the existence and enforceability of all pre-petition rights of setoff exercised by the Lender; and

               WHEREAS, the Debtors acknowledged, in the First Financing Order, that as of the Petition Date, the Debtors were indebted to Lender in the aggregate principal amount of $18,689,706.24 inclusive of all stand-by and documentary letters of credit, in accordance with the terms of the Pre-Petition Agreements, which obligations were secured by the Pre-Petition Collateral as provided in the Pre-Petition Agreements; and

               WHEREAS, the Debtors and Lender have agreed to extend the post-petition financing arrangement through December 31, 1996 on the terms and conditions set forth in the Second Financing Arrangement; and

               WHEREAS, timely and proper notice of the Motion and the relief requested therein having been given pursuant to Bankruptcy Rule 4001(c), an interim hearing having been held before this Court on May 16, 1996 and a final hearing having been held before this Court on May 21, 1996, and after due deliberation;

               THIS COURT HEREBY FINDS AND DETERMINES THAT:

                   (a) Lender is willing to advance monies to the Debtors only upon the conditions contained in this Order;

                   (b) the Debtors are unable to obtain sufficient levels of unsecured credit allowable under Bankruptcy Code

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         SS. 503(b)(1) as an administrative expense to maintain and conduct their businesses;

                   (c) the Debtors are unable to obtain secured credit allowable only under Bankruptcy Code SS. 364(c)(1) and (c)(2), except under the terms and conditions provided in this Order;

                   (d) the credit and financial accommodations to be extended under the Second Financing Arrangement are being extended by Lender in good faith and Lender is entitled to the protection of Bankruptcy Code SS. 364(e);

                   (e) it is in the best interest of the Debtors' estates that the Debtors be allowed to finance their operations under the terms and conditions set forth herein, as such financing is necessary to prevent a disruption of their businesses and to permit the Debtors to attempt to achieve a successful reorganization;

                   (f) absent approval of the Second Financing Arrangement, the Debtors' estates will be immediately and irreparably harmed;

                   (g) sufficient and adequate notice of the relief sought by the Motion and the hearings with respect thereto has been given pursuant to Bankruptcy Rule 4001(c) and Bankruptcy Code SS. 102(1) as required by Bankruptcy Code SS. 364(c), and no further notice of, or hearing on, the relief sought in the Motion is required; and

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                   (h) good and sufficient cause exists for the issuance of this
         Order, to prevent irreparable harm to the Debtors' estates;

              NOW, THEREFORE, IT IS HEREBY

              ORDERED, that the Debtors are hereby authorized to enter into the Agreements, including the liabilities and obligations to Lender incurred thereunder and the liens and security interests granted to Lender thereunder; and it is further

               ORDERED, that (a) the Debtors are hereby authorized (1) to enter into the Agreements, substantially in the form annexed as Exhibit "A" hereto, (2) to borrow funds from and incur other obligations to Lender pursuant to the terms and conditions of the Second Financing Arrangement, from and after the date of this Order, whether prior or subsequent to the execution and delivery of the Agreements, and (3) to immediately grant to Lender the liens and security interests provided for under the Agreements and this Order which liens and security interests shall be effective from and after the date of this Order, whether prior or subsequent to the execution and delivery of the Agreements, (b) the Second Financing Arrangement is hereby approved in all respects, and (c) Lender shall have the rights and the obligations set forth in the Second Financing Arrangement to make loans and advances in accordance therewith, and pursuant to the other terms and conditions thereof and hereof, provided, however,

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new Revolving Advances (as defined in the Agreement) made by Lender to the
Debtors shall not exceed the lesser of (x) the Maximum Revolving Advance Amount (as defined in the Agreement) plus the Overadvance Amount (as defined in the Agreement) less the aggregate amount of outstanding Advances (as defined in the Agreement) or (y) an amount equal to the sum of:

                       (i) 85% ("Receivables Advance Rate") of Eligible Receivables, plus

                       (ii) 50% ("Inventory Advance Rate"), of the value of the Eligible Inventory; provided, however, the maximum amount of outstanding Advances against Eligible Inventory (exclusive of Eligible Inventory to be purchased pursuant to Letters of Credit) shall not exceed $4,000,000 in the aggregate at any one time, plus

                       (iii) the Overadvance Amount, plus

                      (iv) the product of (a) the aggregate amount of outstanding documentary Letters of Credit issued with respect to the purchase of Eligible Inventory multiplied by (b) the Inventory Advance Rate, minus

                      (v) the aggregate amount of outstanding Advances; and further provided that only the first three hundred thousand dollars ($300,000) of Out-of-Pocket Costs as hereinafter defined shall be utilized in calculating compliance with the Debtor's availability as determined under the Borrowing Base Certificate for any advances hereunder but not until August 1, 1996; and it is further

              ORDERED, that the Second Financing Arrangement will permit Lender to issue sight documentary Letters of Credit on behalf of Debtors in an amount not to exceed three million

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dollars ($3,000,000) in the aggregate based on the Debtors' availability under the Borrowing Base Certificate at the time of issuance; and it is further

              ORDERED, that the Second Financing Arrangement shall be in effect for the period (the "Term") commencing with the termination of the First Financing Order on May 15, 1996 through and including December 31, 1996 (the "Expiration Date") unless otherwise extended by Lender, in its discretion, pursuant to a Stipulation to be "So Ordered" by this Court or otherwise terminated in accordance with this Financing Order; and it is further

              ORDERED, that the maximum amount of the financing permitted under the terms of the Second Financing Arrangement shall not exceed twelve million five hundred thousand dollars ($12,500,000) ("Maximum Borrowing Amount"); provided, however, Lender shall not be obligated nor required to advance to Debtors above the Borrowing Base Original Availability Sublimit (as hereinafter defined) unless the principal stockholders of the Debtors ("Principals") or entities controlled by the Principals (collectively, the "Third Party") pledge or otherwise hypothecate to Lender, on terms and conditions reasonably satisfactory to Lender, cash, cash equivalents or marketable securities at appropriate margin value for each such security based on industry standards (which cash equivalents and marketable securities must be reasonably satisfactory to Lender in all respects) ("Additional Collateral") equal to any amounts (the "Overadvance

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Amount") Debtors want Lender to advance in excess of the Borrowing Base limit not secured by Additional Collateral which will initially be set in the Agreement at eleven million ($11,000,000) dollars ("Borrowing Base Original Availability Sublimit"); and it is further

              ORDERED, that in the event that the Third Party provides the Additional Collateral, the Debtors shall be entitled to enter into one or more agreements on terms reasonably satisfactory to the Third Party, Lender and the Debtors to provide for such funding subject to such Court approvals as may be required to effectuate the transaction; and it is further

              ORDERED, that any amounts advanced by the Lender in excess of the Borrowing Base Original Availability Sublimit, including any Overadvance (as hereinafter defined) will be repaid to the Lender from the first available collections or proceeds of Collateral and provided the Debtors are in compliance with the Borrowing Base Formula after giving effect to any repayment of the Additional Collateral pledged or otherwise hypothecated to the Lender by the Third Party to secure advances above the Borrowing Base Original Availability Sublimit or as reduced to the Borrowing Base Availability Sublimit (as hereinafter defined) up to the Maximum Borrowing Amount shall be released by Lender to the Third Party to the extent of the repayments; and it is further

              ORDERED, that as adequate protection for any post-petition diminution in value of Lender's interests in the Pre-

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Petition Collateral, including without limitation that caused by the Debtors'
use of the Pre-Petition Collateral and/or Lender's Cash Collateral, as such term is defined in Bankruptcy Code SS. 363(a), and as provided in this Order and the First Financing Order, (a) Lender is hereby granted post-petition secured and superpriority administrative expense claims against the Debtors' estates and (b) monthly cash payments of interest on the outstanding principal amount of the Pre-petition Obligations due under the Pre-Petition Agreements and (c) all reasonable out-of-pocket costs and expenses incurred by Lender whether pre or post-petition ("Out-of-Pocket Costs") in connection with the enforcement and protection of its rights in and to the Pre- Petition Collateral, including without limitation, the reasonable fees and disbursements of counsel and any third party consultants, including financial consultants or auditors advising Lender as provided below (collectively, the "Adequate Protection Claim"); and it is further

               ORDERED, that (a) any and all Obligations, as such term is defined in the Pre-Petition Agreements and the Agreements, of the Debtors to Lender pursuant to the Second Financing Arrangement arising subsequent to the Petition Date including any Overadvance (the "Post-Petition Obligations") and
(b) the Adequate Protection Claim (collectively, the "Post-Petition Claim"), shall have priority in payment over any other obligations now in existence or incurred hereafter by the Debtors, and over all administrative expenses or charges against

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property of the kind specified in Bankruptcy Code SS.SS. 503(b), 506(c), 507(a)
and 507(b), whether arising in the Debtors' Chapter 11 cases or in any superseding Chapter 7 case, subject only to (y) the statutory fees of the United States Trustee pursuant to 28 U.S.C. SS. 1930(a) and (z) the "Carve-out", as such term is hereinafter defined; and it is further

              ORDERED, that pursuant to Bankruptcy Code SS.SS. 362, 363(e) and 364(c), as security for the Post-Petition Claim, the Debtors are hereby authorized to and do grant to Lender a valid, binding, enforceable and perfected first-priority lien, mortgage and security interest in the Collateral (to the extent acquired after the Petition Date, the "Post-Petition Collateral"), wherever located, including, without limitation: (a) inventory, accounts receivable, contract rights, purchase orders, documents, instruments, chattel paper, fixed assets, machinery and equipment (including machinery and equipment held for lease), real estate, real estate leases, goods, general intangibles including, but not limited to any claim the Debtors may have against customers which do not constitute receivables, patents, licenses, trademarks, rights to payment and tax refunds, and the proceeds thereof, subject only to valid liens
(i) otherwise senior to Lender as of the Petition Date (except that with respect to the liens granted under the Scottsboro Indenture for which Lenders shall only receive a security interest in the proceeds, if any, of the assets that secure the indebtedness issued under the Scottsboro Indenture which exceed the amount required to retire

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indebtedness secured by such assets), and (ii) not subject to avoidance by a trustee under the Bankruptcy Code (liens described in (i) and (ii) being hereinafter referred to as "Liens"), (b) claims against corporate affiliates and subsidiaries, (c) recoveries from third parties (including without limitation, recoveries from actions brought pursuant to Bankruptcy Code SS.SS. 544 through 550, inclusive and Bankruptcy Code SS. 553 but excluding any recoveries from such actions against the Lender) and (d) the proceeds and products thereof; provided, further, that any equity of the Debtors in the Pre-Petition Collateral shall be additional security for the Post-Petition Claim; and it is further

              ORDERED, that all of the Debtors' assets other than Accounts Receivable and Eligible Inventory shall be deemed Non-core Collateral; and it is further

              ORDERED, that notwithstanding (a) the liens, mortgages, security interests and the Post-Petition Claim recognized or granted to Lender under the Second Financing Arrangement or (b) any other provision of this Order, the cash proceeds of the Collateral may be used by the Debtors to pay:

              (a) the statutory fees of the United States Trustee pursuant to 28 U.S.C. SS. 1930(a) and fees required by the Clerk of the Court to the extent required by statute; and

              (b) the reasonable fees and expenses of professionals retained by the (i) Debtors pursuant to order of this Court (the "Debtors' Professionals"), and (ii) Official Committee

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of Unsecured Creditors pursuant to order of this Court (the "Committee's
Professionals" and collectively with the Debtors' Professionals, the "Professionals"), after a Termination Event or the Expiration Date as defined in the Agreements up to an aggregate amount not to exceed $1,000,000 exclusive of any prepetition retainers but inclusive of the Carve-Out contained in the First Financing Order plus all unpaid fees and expenses accrued by the Professionals up to the occurrence of a Termination Event or the Expiration Date (the "Professionals Accruals") up to a maximum amount of an additional $800,000 for a total of $1,800,000, which fees and expenses (1) have been approved by order of this Court, and (2) were not incurred in connection with any challenge to the validity, extent, priority, perfection or enforceability of the liens, mortgages and security interests granted to Lender by the Debtors prior to the Petition Date (the "Carve-Out"), provided that if Professionals Accruals exceed $800,000 nothing herein shall preclude the payment of all Professionals Accruals so long as the aggregate paid under the Carve-Out does not exceed $1,800,000 and provided further that so long as a Termination Event has not occurred or is cured or waived, Debtors shall be permitted to pay from availability fees and expenses of Professionals during the Term as such may be allowed and become due and payable by order of the Bankruptcy Court pursuant to Bankruptcy Code

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SS.SS.330 and 331 and such payments shall not be applied against the Carve-out and such fees and expenses included in the Carve-Out shall be paid promptly after approval by this Court; and it is further

              ORDERED, that the first three hundred thousand dollars ($300,000) in Net Cash Proceeds (as defined in the Agreement) from the liquidation or sale of any Collateral (other than Receivables and Eligible Inventory) (the "Non-Core Collateral") in the ordinary course of business shall be turned over by Debtors to Lender and retained by Lender in a separate interest bearing collateral account to partially secure Lender's obligations under the Carve-out and provided further that these Net Cash Proceeds shall be used only to satisfy Lender's obligations under the Carve-Out or to reduce the Obligations once the Professionals have been paid in full and for no other purpose by the Debtors; provided, however, that the sale of the first $25,000 in the aggregate of piece goods sold by the Debtor in the ordinary course of business shall not be considered Non-Core Collateral for purposes of this decretal paragraph nor shall it be applied to reduce the Borrowing Base Original Sublimit or the Borrowing Base Availability Sublimit; and it is further

               ORDERED, that the balance of the Net Cash Proceeds generated from the sale or liquidation of the Non-core Collateral shall be remitted to the Lender in reduction of the outstanding Obligations and fifty percent of that amount over $300,000 shall be used by the Lenders to permanently reduce the Borrowing Base

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Original Availability Sublimit (such reduced amount herein, the "Borrowing Base
Availability Sublimit"); and it is further

              ORDERED, that Debtors shall continue to pay their payroll and all related taxes and charges associated therewith on a current basis; and it is further

              ORDERED, that the liens, mortgages and security interests granted to Lender hereunder to secure the Obligations shall not be subject to any lien, mortgage or security interest or any other interest which is avoided and which would otherwise be preserved for the benefit of the Debtors' estates under Bankruptcy Code SS. 551, and the liens, mortgages and security interests granted to Lender hereunder shall encumber and constitute a prior lien, mortgage and security interest in and to any property of the Debtors encumbered by a lien, mortgage, security interest or interest which is avoided and which would otherwise be so preserved for the benefit of the Debtors' estates; and it is further

              ORDERED, that the Debtors hereby irrevocably waive all rights, if any, they might otherwise have to assert a claim against the Collateral pursuant to Bankruptcy Code SS.506(c); and it is further

               ORDERED, that no entity in the course of this bankruptcy case shall be permitted to recover from the Collateral any cost or expense of preservation or disposition of the Collateral, including, without limitation, expenses and charges

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as provided in Bankruptcy Code SS.506(c) without the prior written consent of
Lender; and it is further

              ORDERED, that so long as there are any Obligations outstanding to Lender under the Second Financing Arrangement, unless Lender shall have given its prior written consent, or this Court enters an order, upon proper notice to Lender and a hearing, requiring that all of the Debtors' Obligations to Lender be immediately satisfied in full, there shall not at any time be entered in the Debtors' Chapter 11 cases any further orders which authorize the obtaining of credit or the incurring of indebtedness pursuant to Bankruptcy Code SS.SS. 364(d) or 364(c), or any other grant of rights against the Debtors and/or their estates, secured by a lien, mortgage or security interest in the Collateral held by Lender either senior, equal or junior to the lien, mortgage or security interest granted to Lender hereunder, provided, however, that the Debtors may grant a junior lien, mortgage or security interest so long as the holder of such junior lien, mortgage or security interest agrees not to take any action against any asset which secures the Obligations without the prior written consent of Lender unless the Obligations have been paid in full, or entitled to priority administrative status which is equal or superior to that granted to Lender herein, or the return of goods by the Debtors pursuant to Bankruptcy Code SS.546; and it is further

              ORDERED, that in addition to any rights granted to Lender under the Second Financing Arrangement, after the Court's

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approval thereof, Lender shall be entitled to charge the Debtors' accounts or receive reimbursement thereof, on ten (10) business days written notice to the Debtors and the Debtors' counsel, Counsel to the Committee and the United States Trustee (the "Fee Notice"), but without application to the Court, for: (a) all Out-of-Pocket Costs incurred subsequent to the Petition Date, including without limitation the counsel and consultant fees incurred in negotiating, closing, documenting and obtaining Court approval of the Second Financing Arrangement and all proceedings in connection with the interpretation, amendment, modification, enforcement or carrying out of the Second Financing Arrangement or this Order at any time, and all reasonable expenses, costs and charges in any way or respect arising in connection therewith or related thereto including filing and recording fees and title insurance premiums; and (b) Lender's facility fee of $110,000 shall either be paid by the Debtors or charged to their account at the rate of (i) $20,000 per month beginning August 1, 1996 through November 1, 1996 plus (ii) $30,000 being due on December 1, 1996 and such other reasonable and customary bank charges including account maintenance fees, cash management fees and customary letter of credit fees or collateral monitoring fees not to exceed $2,250 per month in the aggregate as set forth in the Agreement; and such fees and expenses in the foregoing subparagraphs (a) and (b) may be funded by Lender, charged to the Debtors' account and shall constitute a part of the Debtors' obligations to Lender; provided, however, that with respect to

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the fees and expenses of Lender's outside counsel and other independent professionals, said Fee Notice shall be submitted for payment monthly, together with copies of such professionals' invoices to Lender accompanied by detailed time and disbursement records, subject to redaction against disclosure of privileged and/or confidential information, and such invoices shall be charged to the Debtors' account as provided for hereinabove unless, prior to the expiration of the ten (10) business day period, appropriate pleadings objecting thereto are filed with the Court on notice to Lender whereupon Debtors' obligations to Lender with respect to such fees and expenses shall be subject to and only payable upon entry of a Court order approving all or any portion of such fees and expenses; and it is further

              ORDERED, that Debtors, at their expense, shall (a) continue to keep the Pre-Petition Collateral and Collateral insured in the same amounts and manner as existed prior to the Petition Date against all loss, peril and hazard and make Lender loss payee as its interests appear under such policies, and (b) pay any and all post-petition taxes, assessments and governmental charges with respect to such collateral all as provided under the Second Financing Arrangement, and will provide Lender with proof thereof within three (3) business days of written demand and will give Lender access to their records in this regard; and it is further

              ORDERED, that the automatic stay provisions of Bankruptcy Code SS. 362 are hereby modified to permit (a) the

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Debtors to implement the terms of the Second Financing Arrangement, and (b) the
Debtors to create, and Lender to perfect, any and all liens, mortgages and security interests granted hereunder; provided, however, that Lender shall not be required to file UCC financing statements or other instruments with any other filing authority to perfect any lien, mortgage or security interest granted by this Order or take any other action to perfect such liens, mortgages and security interests; if, however, Lender shall, in its sole discretion, elect for any reason to file, record or serve any such financing statements or other similar documents with respect to such liens and security interests, the Debtors shall execute same upon request and the filing, recording or service thereof (as the case may be) shall be deemed to have been made on the Petition Date; and it is further

              ORDERED, that the time of payment of any and all Obligations of the Debtors to Lender arising out of or incurred pursuant to the Second Financing Arrangement shall not be altered, extended or impaired by any plan or plans of reorganization that may hereafter be accepted or confirmed or any further order of the Court which may hereafter be entered; and it is further

              ORDERED, that Lender agrees to waive the defaults of any financial covenants contained in the Pre-Petition Agreements during the Term and provided, further that during the Term, Debtors shall not be bound by the Events of Default or

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Termination Events contained in the First Financing Arrangement but shall be bound only by the Events of Default and Termination Events contained in this Second Financing Arrangement; and it is further

              ORDERED, that payment of any and all Obligations of the Debtors to Lender arising out of or incurred pursuant to the Second Financing Arrangement shall be immediately due and payable, Lender shall have no obligation to make loans and advances to the Debtors, and the Second Financing Arrangement shall be terminated, upon the occurrence of (1) the Expiration Date, or (2) any of the following events ("Termination Events") and the giving of written notice thereof to the Debtors and the Debtors' counsel by Lender (the "Termination Notice") to the extent required in subparagraphs "d", "e", "f", "g" and "j" below:

              (a) the Debtors' Chapter 11 cases are either dismissed or converted to Chapter 7 cases;

              (b) a trustee is appointed in the Andover Chapter 11 Case;

              (c) any plan of reorganization of the Debtors is confirmed which does not provide for payment in full of the Obligations on the effective date of the plan;

              (d) the Debtors cease substantially all operations of their present businesses without the prior written consent of Lenders or provision for the payment in full of Lenders from sale proceeds or take any material action for the

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       purpose of effecting the foregoing without the prior written consent of Lenders or provision for the payent in full of Lenders from sale proceeds and a Termination Notice thereof is given;

              (e) this Order is reversed, vacated, stayed, amended, supplemented or otherwise modified in a manner which shall, in the reasonable opinion of Lender, materially and adversely affect the rights of Lender hereunder or shall materially and adversely affect the priority of any or all of Lender's claims, liens or security interests and a Termination Notice thereof is given;

              (f) the occurrence of a materially adverse change, as determined by Lender in good faith, in the financial condition of the Debtors and a Termination Notice thereof is given, provided, however, that said occurrence shall not be deemed a Termination Event if cured by the Debtors within four (4) business days after the Termination Notice is given by Lender to Debtors and Debtors' counsel; and

              (g) material non-compliance or default by the Debtors with any of the terms and provisions of this Order, provided, however, that said non-compliance or default shall not be deemed a Termination Event if cured by the Debtors within four (4) business days after the Termination Notice is given to Debtor and the Debtors' counsel by Lender;

              (h) Lender is required to pay on any outstanding pre-petition documentary letters of credit other than those

                                      -23-
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

       listed on Exhibit "B" hereto prior to receiving an indemnification or stand-by letter of credit or other arrangement reasonably satisfactory to Lender from a financial institution or other person acceptable to Lender to eliminate Lender's credit risk; and

              (i) termination of the engagement of Zolfo Cooper LLP as the Debtors' financial advisors by the Debtors; provided, however, if Zolfo Cooper LLP is terminated for any reason by the Debtors or resigns and the Debtors retain another financial advisor reasonably acceptable to the Lender within five (5) business days, such termination or resignation shall not be a Termination Event;

              (j) failure of the Debtors to be in compliance with the availability under the Borrowing Base Certificate (the amount by which the advances to the Debtors exceed the availability under the Borrowing Base Certificate hereinafter the "Overadvance"), provided, however, that said non-compliance or default shall not be deemed a Termination Event if cured by the Debtors within four (4) business days after the Termination Notice is given to the Debtors' counsel by Lender and provided further that such default may be cured by the deposit of Additional Collateral in an amount determined in the manner provided above equivalent to pay the Overadvance, which Additional Collateral shall be released by the Lender promptly upon reduction of any Overadvance provided the Debtors are in compliance with the



                                      -24-
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



Borrowing Base Certificate after giving effect to such repayment and provided further that such release will be made in amounts equal to the reduction of the Overadvance; and it is further

         ORDERED, that upon the occurrence of a Termination Event, and the giving of the Termination Notice, but only with respect to the Termination Events set forth in subparagraphs (d), (e), (f), (g) or (j) of the preceding decretal paragraph, failure to timely cure said Termination Event, or upon the occurrence of the Expiration Date, as such term is hereinafter defined:

                  (a) Lender shall have the right to immediately stop making Advances under the Second Financing Arrangement and move, on not less than five (5) days written notice to Debtors and Debtors' counsel and all other parties entitled to notice, for relief from the restrictions of Bankruptcy Code SS. 362, to exercise its rights and remedies pursuant to the Second Financing Arrangement and/or applicable law as to all or such part of the Collateral as Lender, in its sole discretion, shall elect, and to the extent relief from the stay is granted, the Debtors shall, without cost or expense to Lender except for the reasonable costs to the extent related to the liquidation of the Collateral, grant Lender:

                           (A) access to all its premises to take peaceful
                  possession of the Collateral as well as conduct a sale at the Debtors' various locations of the Collateral through public or private sale;

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

                           (B) permission to use all of the Debtors' trademarks, tradestyles, tradenames, licenses, franchises and other proprietary rights for the purpose of disposing of the Collateral; and

                           (C) permission to use all of the Debtors' equipment,
                  subject to the rights of any senior secured parties, for the purpose of completing the manufacture of work in process;

                  (b) Lender shall have no right to take any action with respect to Additional Collateral until the earlier of (A) twelve (12) months from the occurrence of a Termination Event or (B) all Collateral has been disposed of and shall apply the proceeds of Collateral first to the Obligations in excess of (A) the Borrowing Base Availability Original Sublimit or (B) if reduced, to the Borrowing Base Availability Sublimit; provided, further, that if the Lender utilizes the Additional Collateral to satisfy its Obligations, once the Obligations to Lender are satisfied in full the Third Party shall be subrogated to the rights of Lender hereunder to the extent of the Additional Collateral; and it is further

                  ORDERED, that notwithstanding the provisions of this Order, the Debtors reserve their right to seek to utilize Lender's Cash Collateral pursuant to Bankruptcy Code SS. 363 upon the occurrence of the Expiration Date or Termination Event as set forth in subparagraphs (d) through (j) of the second preceding decretal paragraph or any other Event of Default as defined in


                                      -26-


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



the Agreement and nothing contained herein shall be deemed to be a consent by Lender to Debtors' use of its Cash Collateral; and it is further

                  ORDERED, that the Debtors shall provide Lender with (a) a revised Borrowing Base Certificate with each request for a loan advance under the Second Financing Arrangement but not less than one time each calendar week,
(b) no later than the twentieth day after the end of each month during the Term a comparison of the projected operating budget of Debtors to the actual performance achieved by the Debtors on a monthly basis, (c) accounts receivable aging on a weekly basis and a monthly accounts receivable detail run, (d) an inventory aging on a monthly basis, and (e) such other written reports, certified by the president or vice-president of the Debtors to be accurate to his knowledge, information and belief, as are required under the Agreements, and such additional written reports as Lender, in its reasonable discretion, shall require; and it is further

                  ORDERED, that the Debtors shall not compromise any account receivable for less than ninety-five (95%) percent of the original invoice amount of that account receivable without the prior written consent of Lender and Debtors shall provide Lender with a listing of all accounts receivable compromised on a weekly basis; and it is further

                  ORDERED, that for any action to be taken by the Debtors in accordance with this Order which requires Lender's consent, Debtors shall provide said request to Lender in writing and


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



Lender shall have four (4) business days to respond except as otherwise specified herein. Debtors may seek relief from the Bankruptcy Court on shortened notice to take such action if Lender has not responded within said time frame; and it is further

                  ORDERED, that the Debtors shall not sell any Collateral below cost, at a cash discount, outside of the ordinary course of business or outside historical selling terms or practices without the prior written consent of Lender and the Committee; provided, however, if the Lender or the Committee shall fail to give their consent Debtors shall be permitted, on three (3) business days notice, to seek approval of such sale from the Bankruptcy Court; and it is further

                  ORDERED, that the Debtors shall notify Lender within two (2) business days of receipt of any written offer for (a) the sale of all or any substantial part of the Debtors' businesses or group of assets or (b) a recapitalization of the Debtors, or (c) an equity investment in excess of $250,000; and it is further

                  ORDERED, that any tax refund due to the Debtors for any tax year prior to the Petition Date, represents Lender's Pre-Petition Collateral which, when collected, will be immediately remitted to Lender for application in accordance with the terms of this Order; and it is further

                  ORDERED, that the Debtors are directed to keep their books and records of original entry, including without limitation, records of sale, credits authorized (whether or not

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
credit memoranda have been issued), purchases, accounts receivable, bills of lading, cash receipts, and cash disbursements, current and updated in the ordinary course of business; and it is further

                  ORDERED, that Lender shall have the right, upon thirty hours' telephone and facsimile-transmitted written notice to the Debtors, at any time during the Debtors' normal business hours, to inspect, audit, examine, check, make copies of or extracts from the books, accounts, checks, orders, invoices, bills of lading, correspondence and other records of the Debtors, and the Debtors shall make all of same available to Lender and its respective representatives or consultants, for such purposes and shall provide Lender and its representative or consultants with any other information reasonably requested which will assist Lender or its representatives or consultants in its analysis of the Collateral; and it is further

                  ORDERED, that if Lender so directs, Debtors hereby consent to Lender having a representative physically on Debtors' premises during normal business hours not more than one (1) day each week without Debtors' further consent, which consent shall not be unreasonably withheld, to monitor the Debtors' operations and the Collateral and conduct any on-site inspections as are reasonable to protect the interests of Lender; and it is further

                  ORDERED, that (a) all Proceeds (as hereinafter defined) of Collateral received by or on behalf of the Debtors shall be remitted by the Debtors to Fleet, as agent for Lender, and (b)


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



the pre-petition clearing accounts and payment procedures under which the clearing accounts are maintained at Fleet for the collection of receivables and sales of inventory pursuant to the Pre-Petition Agreements shall continue in full force and effect unless otherwise directed by Lender; and it is further

                  ORDERED, that Lender shall have full dominion and control over the proceeds of (a) the Collateral, including but not limited to Debtors' accounts receivable and inventory and the funds deposited by the Debtors into the lock box as set forth in the Second Financing Arrangement, and, (b) subject to the rights of other entities under the Bankruptcy Code and applicable law, all other Collateral; and it is further

                  ORDERED, that Debtors and any successor to the Debtors, including without limitation any successor trustee or trustees, shall immediately deliver or arrange for delivery of any and all payments or proceeds realized upon the sale, liquidation, collection or disposition of the Collateral ("Proceeds") to Lender, in the form received; and it is further

                  ORDERED, that subject to the Avoidance Rights (as hereinafter defined) Lender is authorized to accrue interest on the outstanding balance of the Obligations of the Debtors as of the Petition Date (the "Pre-Petition Obligations") pursuant to the Pre-Petition Agreements at the rate set forth in the Pre-Petition Agreements and on the outstanding balance of the Post-
Petition Obligations pursuant to the First Financing Arrangement at the rate set forth in the First Financing Order and on the outstanding balance of the Post-Petition Obligations pursuant to this Second Financing Arrangement at the prime rate established by Fleet from time to time plus two (2%) percent per annum, and to apply remittances from the Debtors against interest as set forth herein; and it is further

                  ORDERED, that Lender is authorized, notwithstanding the provisions of Bankruptcy Code SS. 362, (a) subject to the provisions concerning
(i) the Additional Collateral, (ii) application of the proceeds of Non-Core Collateral and (iii) the Carve-Out contained herein and in the Agreement to retain and apply the Proceeds of the Collateral, after the payment of current interest on the Post-Petition Obligations and any unpaid Facility Fee as provided herein, to the repayment of the Pre-Petition Obligations as follows, first Out-of-Pocket Costs and interest on the Pre-Petition Obligations, and then to pre-petition principal, and (b) once the Pre-Petition Obligations have been satisfied in full, the Proceeds of Collateral shall be retained for the repayment of the Post-Petition Obligations, first to Out-of-Pocket Costs authorized by the Second Financing Arrangement, then to post-petition interest to the extent not otherwise paid hereunder and then to post-petition principal; and it is further

                  ORDERED, that from the initial advances under the Second Financing Arrangement, Debtors shall satisfy in full the balance of the Pre-Petition Obligations and the Post-Petition


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



Obligations incurred under the First Financing Arrangement; and it is further

                  ORDERED, that such applications of the Proceeds shall be free and clear of any claim, charge, assessment or other liability including, without limitation, any such claim or charge arising out of or based on, directly or indirectly, Bankruptcy Code SS. 552(b); and it is further

                  ORDERED, that the validity, extent, priority, perfection and enforceability of Lender's pre-petition liens, claims, mortgages, security interests and set-offs in and to the Debtors' assets and any payments made to Lender prior to the Petition Date shall not be subject to challenge by the Debtors, provided, however, that any Official Committee of Unsecured Creditors shall have from the earlier of sixty days from the date of their appointment or May 30, 1996 to commence an adversary proceeding against Lender for the purpose of challenging the validity, extent, priority, perfection and enforceability of Lender's pre-petition liens, mortgages, security interests and set-offs in and to the Debtors' assets or any such payments to Lender prior to the Petition Date and provided, further, that any other party in interest shall have until August 7, 1996 for the same purposes as the Official Committee of Unsecured Creditors, any such litigation by such party in interest to be commenced only after the Court has approved the party in interest to represent the estate (the "Avoidance Rights"); and it is further


                                      -32-


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



                  ORDERED, that pursuant to the provisions of Bankruptcy Code SS. 364(e), the liens, mortgages and security interests granted under or ratified by this Order shall be binding on the Debtors and any successor trustee or trustees even if this Order is reversed or modified on appeal; and it is further

                  ORDERED, that the Debtors are hereby authorized and directed to do and perform all acts and to make, execute and deliver all instruments and documents which may be required or necessary for the performance of the Second Financing Arrangement including, without limitation, the delivery to Lender of the original checks or other forms of remittance received by the Debtors which are the proceeds of the Collateral, the payment by the Debtors of all sums required to be paid to Lender under the Second Financing Arrangement; and it is further

                  ORDERED, that notwithstanding Bankruptcy Rule 7062, the terms and conditions of this Order shall be: (a) immediately enforceable pursuant to Bankruptcy Rule 8005; and (b) not be stayed absent (1) an application by a party in interest for such stay in conformance with such Bankruptcy Rule 8005, and (2) a hearing upon notice to the Debtors and Lender; and it is further

                  ORDERED, that the provisions of this Order and any actions taken pursuant hereto shall survive entry of any order which may be entered converting this case from Chapter 11 to Chapter 7 of the Bankruptcy Code; provided, further, that the terms and provisions of this Order, as well as the liens, mortgages and security interests and the Post-Petition Claim


                                      -33-


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


granted under the Second Financing Arrangement, shall continue in this or any superseding case under the Bankruptcy Code and such liens, mortgages and security interests and the Post-Petition Claim shall maintain their priority as provided by this Order until the Debtors' Obligations to Lender are satisfied in full; and it is further

                  ORDERED, that to the extent that any of the provisions of this Order shall conflict with any of the provisions of the Agreements, this Order is deemed to control and shall supersede the conflicting provision(s) in said agreement(s).

 Dated: New York, New York
        May 21, 1996

                                            /s/
                                            ------------------------------------
                                            CHIEF UNITED STATES BANKRUPTCY JUDGE


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